UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 6, 2017

TEAM HEALTH HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34583	36-4276525
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

265 Brookview Centre Way, Suite 400 Knoxville, Tennessee	37919
(Address of registrant’s principal executive office)	(Zip code)

(865) 693-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 6, 2017 (the “Closing Date”), pursuant to the terms of the Agreement and Plan of Merger (as amended or modified from time to time, the “Merger Agreement”), dated as of October 30, 2016, by and among Team Health Holdings, Inc. (the “Company”), Tennessee Parent, Inc. (“Parent”) and Tennessee Merger Sub, Inc. (“Merger Sub”), Parent completed its acquisition of the Company through the merger of Merger Sub with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly-owned subsidiary of Parent. Parent and Merger Sub were formed by affiliates of the The Blackstone Group L.P. (the “Sponsor”).

The Merger became effective at 8:10 a.m. (Eastern time) on the Closing Date, and at such time (the “Effective Time”), each share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Common Stock held by Parent, Merger Sub or any other direct or indirect wholly-owned subsidiary of Parent, shares of Common Stock owned by the Company or any of its direct or indirect wholly-owned subsidiaries (including shares held in treasury) and shares of Common Stock owned by stockholders who have properly made and perfected and not withdrawn a demand for (or lost their right to) appraisal rights under Delaware law, collectively, the “excluded shares”) was cancelled and converted into the right to receive $43.50 in cash, without interest and subject to applicable withholding taxes (the “Per Share Merger Consideration”).

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 31, 2016, and is incorporated by reference into this Item 2.01.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on the Closing Date that the certificate of merger had been filed with the Secretary of State of the State of Delaware and that, at the Effective Time, each outstanding share of Common Stock (other than the excluded shares) was cancelled and converted into the right to receive the Per Share Merger Consideration. In addition, the Company requested that the NYSE delist the Common Stock on February 6, 2017, and as a result, trading of Common Stock, which trades under the ticker symbol “TMH” on the NYSE, will be suspended prior to the opening of the NYSE on February 7, 2017. The Company also requested that the NYSE file a notification of removal from listing and registration on Form 25 with the SEC to effect the delisting of the Common Stock from the NYSE and the deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company intends to file a Form 15 with the SEC requesting the termination of registration of the Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of shares of Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as stockholders of the Company (other than the right (except in the case of excluded shares) to receive the Per Share Merger Consideration).

Item 5.01 Changes in Control of Registrant.

The information set forth under Items 2.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Parent. Parent is affiliated with, and controlled by, investment funds advised by the Sponsor.

To complete the Merger and related transactions and pay related fees and expenses, Parent used funds in an amount up to approximately $6.3 billion, which was funded through a combination of common equity contributions by investment funds affiliated with Sponsor, Caisse de dépôt et placement du Québec, PSP Investments, and certain other Sponsor co-investors, cash from the Company and/or its subsidiaries, proceeds from debt financing and equity rollover contributions by certain members of management of the Company.

The description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 31, 2016, and is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

Effective upon completion of the Merger, in accordance with the Merger Agreement, Neil Simpkins and Bruce McEvoy who were the directors of Merger Sub, became directors of the Company. In accordance with the Merger Agreement, Kenneth H. Paulus, Scott Ostfeld, Neil Kurtz, Vicky B. Gregg, Mary R. Grealy, Patrick E. Fry, Glenn A. Davenport, Edwin M. Crawford and James L. Bierman are no longer directors (or members of any committees of the board of directors) of the Company. Immediately following the Merger, H. Lynn Massingale and Leif M. Murphy were appointed to continue as directors of the Company, and Justin Sunshine and Francois Dufresne were appointed as new directors of the Company.

Officers

Effective upon completion of the Merger, the following persons will continue to be officers of the Company: H. Lynn Massingale, Leif M. Murphy, David P. Jones, Oliver V. Rogers, Steven E. Clifton and Miles S. Snowden.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

In accordance with the Merger Agreement, at the Effective Time, the certificate of incorporation of the Company, as in effect immediately prior to the Effective Time, was amended and restated in its entirety. A copy of the amended and restated certificate of incorporation is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

In accordance with the Merger Agreement, at the Effective Time, the amended and restated bylaws of the Merger Sub became the bylaws of the Company. A copy of the bylaws is attached as Exhibit 3.2 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On the Closing Date, the Company issued a press release announcing the completion of the Merger. A copy of the press release is furnished as Exhibit 99.1 hereto. Such press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 30, 2016, by and among the Company, Tennessee Parent, Inc. and Tennessee Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 31, 2016)

3.1	Amended and Restated Certificate of Incorporation of Team Health Holdings, Inc.

3.2	Amended and Restated Bylaws of Team Health Holdings, Inc.

99.1	Press Release of the Company, dated February 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2017	TEAM HEALTH HOLDINGS, INC.

	By:	/s/ David P. Jones
	Name:	David P. Jones
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 30, 2016, by and among the Company, Tennessee Parent, Inc. and Tennessee Merger Sub, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on October 31, 2016)

3.1	Amended and Restated Certificate of Incorporation of Team Health Holdings, Inc.

3.2	Amended and Restated Bylaws of Team Health Holdings, Inc.

99.1	Press Release of the Company, dated February 6, 2017